GOLDMAN SACHS TRUST II

Institutional Shares of the

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Fund”)

Supplement dated December 4, 2015 to the

Prospectus dated May 20, 2015, as supplemented

Effective on or before December 31, 2015, the performance benchmark index for the Goldman Sachs Multi-Manager Real Assets Strategy Fund will change. Accordingly, the Fund’s Prospectus is revised as follows as of that date:

The following replaces the first sentence under “Goldman Sachs Multi-Manager Real Assets Strategy Fund—Summary—Additional Information” in the Prospectus:

The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA / NAREIT Developed Index (50%) (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (50%) (Net, USD, Unhedged).

The following replaces the last paragraph under “Investment Management Approach—Principal Investment Strategies—Multi-Manager Real Assets Strategy Fund” in the Prospectus:

The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA / NAREIT Developed Index (50%) (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (50%) (Net, USD, Unhedged). The FTSE EPRA / NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide. The index incorporates REITs and Real Estate Holding & Development companies. The Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

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Effective on or before February 2, 2016, Gresham Investment Management LLC (“Gresham”) will no longer be an Underlying Manager (investment subadviser) for the Subsidiary. Accordingly, all references to Gresham in the Prospectus and Statement of Additional Information are hereby deleted in their entirety as of that date. Additionally, the Investment Adviser has determined not to allocate assets to the Subsidiary but retains the right to do so in the future.

This Supplement should be retained with your Prospectus for future reference.

MMRABENSTK 12-15